UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.            REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Shareholders

DWS U.S. Bond Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to replicate the Lehman Brothers U.S. Aggregate Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In the current market environment mortgage-backed securities are experiencing increased volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 is 0.43% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 12/31/07
DWS U.S. Bond Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	7.34%	4.56%	4.34%	5.87%
Lehman Brothers U.S. Aggregate Index+	6.97%	4.56%	4.42%	5.97%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/07	$ 10.29
12/31/06	$ 10.09
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .52
December Income Dividend	$ .0452
SEC 30-day Yield as of 12/31/07++	4.72%
Current Annualized Distribution Rate as of 12/31/07++	5.17%
++ The SEC Yield is net investment income per share earned over the month ended December 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.45% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.90% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	39	of	547	7
3-Year	36	of	468	8
5-Year	130	of	395	33
10-Year	28	of	184	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results.Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Lehman Brothers U.S. Aggregate Index+

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,073,400	$1,143,100	$1,236,600	$1,769,500
	Average annual total return	7.34%	4.56%	4.34%	5.87%
Lehman Brothers U.S. Aggregate Index+	Growth of $1,000,000	$1,069,700	$1,143,100	$1,241,700	$1,786,400
	Average annual total return	6.97%	4.56%	4.42%	5.97%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Lehman Brothers U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,063.60
Expenses Paid per $1,000*	$ .78
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00
Ending Account Value 12/31/07	$ 1,024.45
Expenses Paid per $1,000*	$ .77
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Bond Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds, and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the fund. As of December 31, 2007, Northern Trust Corporation and its subsidiaries had assets under custody of $4.1 trillion, and assets under investment management of $757 billion.

A group of investment professionals is responsible for the day-to-day management of the fund.

Portfolio Management Team

Louis R. D'Arienzo

Vice President of NTI and Portfolio Manager of the fund.

Responsible for the management of various fixed income index portfolios.

Joined NTI in 2003 and the fund in 1997.

For the five years prior thereto, he was a trader and portfolio manager with Deutsche Bank.

In the following interview, Lead Portfolio Manager Louis D'Arienzo discusses the market environment and fund performance for DWS U.S. Bond Index Fund during the fund's most recent fiscal year ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS U.S. Bond Index Fund perform during its most recent 12-month period?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Lehman Brothers US Aggregate Index, for the 12 months ended December 31, 2007.1 The fund produced a return of 7.34% (Institutional shares) for the annual period, as compared with 6.97% for its benchmark. The fund also outperformed the 4.71% average return of the 547 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes and more complete performance information.)

1 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods, this category's average was 4.71% (547 funds), 3.88% (395 funds) and 5.18% (184 funds), respectively, as of 12/31/07. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you characterize conditions for the bond market in 2007?

A: The start of 2007 saw a continuation of many of the market trends that had characterized the previous year. The US economy was growing, despite uncertainty over the continuing slump in the housing sector, and investors seemed comfortable holding higher-risk assets. Beginning in February, however, global market volatility and news of increasing defaults within the subprime mortgage market prompted a gradual reassessment of risk tolerance by investors. This environment led to a "flight to quality" into lower-risk assets — especially Treasury securities — toward the end of the first quarter.

The second quarter began with the fixed-income markets struggling with a mixed picture of slower economic growth, inflation hovering above the US Federal Reserve Board's (the Fed's) stated "comfort zone," steady employment and a series of rate hikes by foreign central banks. The third quarter saw a very turbulent market as problems in the subprime mortgage area grew. Liquidity concerns dominated the credit markets. At its September 18 meeting, the Fed surprised the market with a 50-basis-point (0.50%) rate cut in an attempt to relieve the global "credit crunch" that dominated the markets. Volatility continued in the fourth quarter. The Fed once again cut short-term rates, by 25 basis points (0.25%) each, at its October 31 and December 11 meetings. Along with other global central banks, the Fed announced several liquidity measures, including its own temporary "term auction facility," meant to address the growing uncertainty in the short-term credit markets. By year-end, it seemed that some measure of liquidity had been restored to the fixed-income markets. Recession fears began to dominate market sentiment, though core inflation still seemed to be under control.

The Treasury yield curve was inverted at the start of the year, with short-term rates higher than long-term rates.3 Over the 12-month period, rising commodity prices and increased inflation concerns caused the yield curve to steepen. The 10-year Treasury note produced a solid, nearly double-digit total return. In contrast, investment-grade and high-yield bond returns were impaired by the perception of rising risk that accompanied the subprime and credit market crises.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
US Treasury Bond Yield Curve (ending 12/31/06 and 12/31/07)

Past performance is no guarantee of future results.

Source: Bloomberg

Q: How did the various maturities within the Treasury market perform?

A: The yield curve changed from inverted to positively sloped during the 12-month period. The yield on the two-year note decreased by 177 basis points, while the five-year note declined by 126 basis points and the 10-year note by 69 basis points. Yields of 30-year Treasuries decreased by 36 basis points.

Q: How do you expect to manage the fund in the coming months?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the benchmark index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Mortgage Backed Securities Pass-Throughs	37%	31%
Government & Agency Obligations	36%	38%
Corporate Bonds	18%	21%
Commercial and Non-Agency Mortgage-Backed Securities	5%	5%
Cash Equivalents & Other, net	3%	3%
Asset Backed	1%	2%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/07	12/31/06

Financials	49%	47%
Telecommunication Services	7%	7%
Utilities	7%	6%
Energy	6%	6%
Consumer Discretionary	6%	8%
Consumer Staples	6%	6%
Industrials	6%	5%
Sovereign Bonds	5%	7%
Health Care	4%	3%
Materials	2%	3%
Information Technology	2%	2%
	100%	100%
Quality	12/31/07	12/31/06

US Government Obligations	73%	69%
AAA	9%	11%
AA	5%	5%
A	8%	8%
BBB	5%	7%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	12/31/07	12/31/06

Under 1 year	—	3%
1-4.99 years	46%	43%
5-9.99 years	44%	43%
10-19.99 years	3%	5%
20 years or greater	7%	6%
	100%	100%

Weighted average effective maturity: 7.07 years and 6.73 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

	Principal Amount ($)	Value ($)

Corporate Bonds 19.2%
Consumer Discretionary 1.3%
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009	50,000	50,972
CBS Corp., 7.7%, 7/30/2010	200,000	212,327
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	90,000	100,969
Comcast Cable Communications LLC, 6.875%, 6/15/2009	60,000	61,714
Comcast Cable Holdings LLC, 7.125%, 2/15/2028	100,000	103,971
Comcast Corp.:
5.85%, 1/15/2010	25,000	25,595
5.85%, 11/15/2015	50,000	50,359
6.5%, 1/15/2017	75,000	78,199
Cox Communications, Inc.:
7.125%, 10/1/2012	100,000	106,647
7.875%, 8/15/2009	50,000	52,311
Gannett Co., Inc., 6.375%, 4/1/2012 (a)	50,000	51,974
Home Depot, Inc.:
4.625%, 8/15/2010	100,000	99,333
5.4%, 3/1/2016	100,000	94,745
Lowe's Companies, Inc., 5.0%, 10/15/2015 (a)	75,000	72,312
Macy's Retail Holdings, Inc., 7.45%, 7/15/2017	150,000	154,317
McDonald's Corp., Series I, 6.3%, 10/15/2037	75,000	77,778
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	116,890
News America, Inc.:
5.3%, 12/15/2014	75,000	74,614
6.4%, 12/15/2035	50,000	50,582
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	24,055
Target Corp., 5.875%, 3/1/2012	200,000	207,050
Time Warner Cable, Inc., 5.85%, 5/1/2017	125,000	125,308
Time Warner, Inc.:
5.875%, 11/15/2016	50,000	49,693
6.625%, 5/15/2029	10,000	9,845
6.75%, 4/15/2011	150,000	156,230
6.875%, 5/1/2012	100,000	105,301
6.95%, 1/15/2028	30,000	30,613
7.7%, 5/1/2032	25,000	27,776
VF Corp., 6.45%, 11/1/2037	20,000	19,330
Viacom, Inc.:
6.25%, 4/30/2016	25,000	25,152
6.875%, 4/30/2036	100,000	100,273
Walt Disney Co.:
Series B, 5.875%, 12/15/2017	50,000	52,081
6.2%, 6/20/2014 (a)	75,000	79,704
6.375%, 3/1/2012	25,000	26,544
Yum! Brands, Inc., 6.25%, 4/15/2016	50,000	50,703
		2,725,267
Consumer Staples 1.3%
Altria Group, Inc., 7.75%, 1/15/2027 (a)	25,000	32,210
Anheuser-Busch Companies, Inc.:
4.95%, 1/15/2014 (a)	100,000	99,806
5.95%, 1/15/2033	50,000	50,586
Bottling Group LLC:
5.0%, 11/15/2013 (a)	50,000	50,407
5.5%, 4/1/2016	25,000	25,462
Coca-Cola Co., 5.75%, 3/15/2011 (a)	25,000	26,203
Coca-Cola Enterprises, Inc.:
6.75%, 9/15/2028 (a)	50,000	55,163
7.125%, 8/1/2017 (a)	50,000	57,063
8.5%, 2/1/2022	75,000	94,045
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	107,153
Coors Brewing Co., 6.375%, 5/15/2012	1,000	1,065
Costco Wholesale Corp., 5.5%, 3/15/2017	125,000	126,066
CVS Caremark Corp.:
4.0%, 9/15/2009	50,000	49,061
5.75%, 6/1/2017	50,000	50,322
6.25%, 6/1/2027	50,000	50,108
Diageo Capital PLC:
5.125%, 1/30/2012	25,000	25,027
5.5%, 9/30/2016	125,000	124,133
Fortune Brands, Inc., 4.875%, 12/1/2013 (a)	50,000	49,076
General Mills, Inc.:
5.65%, 9/10/2012	25,000	25,408
5.7%, 2/15/2017	50,000	49,368
6.0%, 2/15/2012	48,000	49,224
H.J. Heinz Finance Co.:
6.0%, 3/15/2012 (a)	25,000	25,649
6.625%, 7/15/2011 (a)	25,000	26,801
6.75%, 3/15/2032	50,000	51,756
Kellogg Co.:
Series B, 6.6%, 4/1/2011	50,000	52,983
Series B, 7.45%, 4/1/2031	50,000	57,499
Kimberly-Clark Corp.:
5.625%, 2/15/2012	50,000	51,728
6.625%, 8/1/2037	50,000	55,341
Kraft Foods, Inc.:
5.625%, 11/1/2011	50,000	51,134
6.25%, 6/1/2012	40,000	41,554
6.5%, 8/11/2017	100,000	103,455
Kroger Co., 8.0%, 9/15/2029	50,000	58,070
Pepsi Bottling Group, Inc., Series B, 7.0%, 3/1/2029	25,000	28,594
Procter & Gamble Co., 6.875%, 9/15/2009	200,000	209,402
Reynolds American, Inc., 7.625%, 6/1/2016	75,000	79,725
Safeway, Inc., 6.5%, 3/1/2011	80,000	83,693
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	53,622
Wal-Mart Stores, Inc.:
4.55%, 5/1/2013	100,000	99,527
5.25%, 9/1/2035	300,000	266,104
6.875%, 8/10/2009	100,000	104,512
		2,698,105
Energy 1.3%
Alabama Power Co.:
5.5%, 10/15/2017 (a)	100,000	101,243
5.7%, 2/15/2033 (a)	50,000	48,302
Alberta Energy Co., Ltd.:
7.375%, 11/1/2031	50,000	55,180
7.65%, 9/15/2010	10,000	10,681
Anadarko Finance Co., Series B, 6.75%, 5/1/2011	25,000	26,433
Anadarko Petroleum Corp., 5.95%, 9/15/2016	100,000	101,823
Apache Corp., 6.0%, 1/15/2037	100,000	99,182
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	59,317
Canadian Natural Resources Ltd.:
5.45%, 10/1/2012	25,000	25,259
5.7%, 5/15/2017	100,000	99,391
6.25%, 3/15/2038	25,000	24,427
Conoco Funding Co., 6.35%, 10/15/2011	100,000	106,213
Conoco, Inc., 6.95%, 4/15/2029	150,000	171,314
DCP Midstream LP, 8.125%, 8/16/2030 (a)	25,000	28,916
Devon Financing Corp., 6.875%, 9/30/2011	100,000	107,089
EnCana Corp.:
4.75%, 10/15/2013	50,000	48,247
5.9%, 12/1/2017	50,000	51,149
Energy Transfer Partners LP:
6.125%, 2/15/2017	25,000	24,311
6.625%, 10/15/2036	25,000	23,961
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	49,900
Series B, 6.875%, 3/1/2033 (a)	25,000	26,119
Exelon Generation Co., LLC, 6.95%, 6/15/2011	25,000	26,084
Hess Corp., 7.125%, 3/15/2033	25,000	27,517
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	62,943
Marathon Oil Corp., 6.0%, 7/1/2012	150,000	155,662
Nexen, Inc., 7.875%, 3/15/2032	50,000	57,899
Occidental Petroleum Corp., 6.75%, 1/15/2012	100,000	108,176
Pemex Project Funding Master Trust:
7.875%, 2/1/2009	41,000	42,145
9.125%, 10/13/2010	80,000	88,400
Petro-Canada, 5.95%, 5/15/2035	100,000	96,437
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	25,592
Spectra Energy Capital LLC, 7.5%, 10/1/2009	50,000	52,122
Suncor Energy, Inc., 5.95%, 12/1/2034	50,000	49,063
TransCanada PipeLines Ltd.:
5.85%, 3/15/2036	50,000	47,920
6.2%, 10/15/2037	50,000	49,645
6.35%, 5/15/2067	25,000	23,432
Transcontinental Gas Pipe Line Corp.:
Series B, 7.0%, 8/15/2011	50,000	52,437
Series B, 8.875%, 7/15/2012	25,000	28,250
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	64,741
Valero Energy Corp.:
6.625%, 6/15/2037	35,000	35,248
6.875%, 4/15/2012	50,000	53,353
7.5%, 4/15/2032	25,000	27,475
Weatherford International Ltd., 5.5%, 2/15/2016	50,000	49,259
Williams Companies, Inc., 8.75%, 3/15/2032	50,000	61,125
XTO Energy, Inc.:
5.3%, 6/30/2015	50,000	49,774
6.25%, 4/15/2013	25,000	26,150
6.25%, 8/1/2017	100,000	104,912
		2,754,218
Financials 9.9%
ACE INA Holdings, Inc., 6.7%, 5/15/2036	50,000	50,697
Allstate Corp.:
5.35%, 6/1/2033	50,000	43,378
7.2%, 12/1/2009	100,000	105,416
American Express Co., 5.25%, 9/12/2011 (a)	250,000	252,033
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	98,842
Series H, 5.375%, 10/1/2012	75,000	74,094
American International Group, Inc.:
4.25%, 5/15/2013	100,000	95,127
5.05%, 10/1/2015	100,000	96,572
Apache Finance Canada, 7.75%, 12/15/2029	25,000	29,850
Asian Development Bank, 4.5%, 9/4/2012	250,000	256,450
Assurant, Inc., 5.625%, 2/15/2014	25,000	24,464
Avalonbay Communities, 6.125%, 11/1/2012 (a)	30,000	30,751
Axa, 8.6%, 12/15/2030	50,000	61,309
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	107,385
Bank of America Corp.:
5.125%, 11/15/2014 (a)	100,000	98,434
5.75%, 8/15/2016	100,000	100,178
5.75%, 12/1/2017	125,000	125,287
5.875%, 2/15/2009	50,000	50,719
6.25%, 4/15/2012 (a)	150,000	157,511
7.8%, 2/15/2010	325,000	344,436
Bank of New York Mellon Corp.:
5.5%, 12/1/2017	50,000	50,116
7.3%, 12/1/2009	65,000	67,959
Bank of Tokyo-Mitsubishi NY, 7.4%, 6/15/2011	10,000	10,815
Bank One Corp.:
7.625%, 10/15/2026	50,000	55,811
7.75%, 7/15/2025	100,000	112,398
7.875%, 8/1/2010	50,000	53,933
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	63,476
BB&T Capital Trust II, 6.75%, 6/7/2036	25,000	24,346
BB&T Corp., 5.2%, 12/23/2015	150,000	143,266
Bear Stearns Companies, Inc., 4.5%, 10/28/2010	175,000	167,887
Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013	150,000	150,321
BHP Billiton Finance Ltd., 5.4%, 3/29/2017	150,000	144,268
Boeing Capital Corp., 6.1%, 3/1/2011 (a)	110,000	115,298
Boston Properties LP, 6.25%, 1/15/2013	50,000	50,220
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	111,048
Capital One Bank, 5.75%, 9/15/2010	100,000	100,023
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015	50,000	48,311
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,603
China Development Bank, 5.0%, 10/15/2015	50,000	49,319
Chubb Corp.:
6.0%, 11/15/2011	10,000	10,318
6.0%, 5/11/2037	75,000	70,854
CIT Group, Inc.:
5.0%, 11/24/2008	75,000	74,232
5.65%, 2/13/2017	100,000	87,784
6.0%, 4/1/2036	150,000	121,326
Citigroup, Inc.:
5.0%, 9/15/2014	375,000	357,316
5.125%, 5/5/2014	100,000	97,579
5.25%, 2/27/2012	50,000	50,386
5.3%, 1/7/2016 (a)	100,000	98,061
5.5%, 2/15/2017	100,000	97,185
5.875%, 2/22/2033	100,000	91,268
6.0%, 8/15/2017	50,000	51,012
6.0%, 10/31/2033	100,000	92,598
6.5%, 1/18/2011	150,000	156,632
6.625%, 6/15/2032	75,000	75,495
7.25%, 10/1/2010	50,000	52,883
Corp. Andina de Fomento:
5.2%, 5/21/2013	75,000	74,895
6.875%, 3/15/2012	10,000	10,670
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011 (a)	100,000	72,205
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015 (a)	150,000	146,643
5.125%, 8/15/2015	25,000	24,831
5.375%, 3/2/2016 (a)	50,000	49,908
6.125%, 11/15/2011	100,000	104,054
6.5%, 1/15/2012	150,000	158,131
7.125%, 7/15/2032 (a)	50,000	55,790
Daimler Finance NA LLC:
6.5%, 11/15/2013	75,000	78,375
7.2%, 9/1/2009	150,000	154,677
8.0%, 6/15/2010	150,000	159,993
Deutsche Telekom International Finance BV:
5.25%, 7/22/2013	100,000	99,598
5.75%, 3/23/2016 (a)	100,000	100,094
8.0%, 6/15/2010	50,000	53,380
Diageo Finance BV, 5.5%, 4/1/2013	50,000	50,727
Dow Capital BV, 9.2%, 6/1/2010	50,000	55,346
ERP Operating LP, 6.625%, 3/15/2012	125,000	129,755
European Investment Bank:
4.0%, 3/3/2010 (a)	250,000	251,764
4.625%, 5/15/2014	450,000	459,957
5.125%, 5/30/2017 (a)	50,000	52,162
FIA Credit Services NA, 4.625%, 8/3/2009	50,000	49,985
Fifth Third Bancorp:
4.5%, 6/1/2018	50,000	44,204
5.45%, 1/15/2017	25,000	23,895
FleetBoston Financial Corp.:
6.875%, 1/15/2028	45,000	47,072
7.375%, 12/1/2009	65,000	67,738
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	50,108
GE Insurance Solutions Corp., 6.45%, 3/1/2019	50,000	52,828
General Electric Capital Corp.:
Series A, 4.625%, 9/15/2009	63,000	63,313
Series A, 4.875%, 3/4/2015	125,000	124,359
Series A, 5.0%, 1/8/2016 (a)	150,000	149,359
5.45%, 1/15/2013	200,000	206,134
Series A, 5.625%, 9/15/2017	100,000	102,598
Series A, 5.875%, 2/15/2012	200,000	208,381
6.0%, 6/15/2012	200,000	209,668
Series A, 6.15%, 8/7/2037	125,000	132,804
Series A, 6.75%, 3/15/2032	100,000	113,538
6.875%, 11/15/2010	50,000	53,303
Genworth Financial, Inc.:
5.75%, 6/15/2014	25,000	25,091
6.15%, 11/15/2066	75,000	68,141
Hartford Financial Services Group, Inc.:
4.625%, 7/15/2013	50,000	48,267
5.95%, 10/15/2036	25,000	23,683
Health Care Property Investors, Inc., (REIT), 6.0%, 1/30/2017	50,000	47,085
HSBC Bank USA, 4.625%, 4/1/2014 (a)	50,000	47,915
HSBC Finance Corp.:
4.75%, 7/15/2013	100,000	96,388
5.0%, 6/30/2015	50,000	47,686
5.5%, 1/19/2016	100,000	97,594
5.875%, 2/1/2009	100,000	100,845
6.375%, 10/15/2011	50,000	51,516
6.75%, 5/15/2011	125,000	129,671
7.0%, 5/15/2012	100,000	104,776
HSBC Holdings PLC:
6.5%, 5/2/2036	100,000	97,218
7.5%, 7/15/2009	150,000	155,682
ING Groep NV, 5.775%, 12/29/2049	75,000	69,337
Inter-American Development Bank, 7.375%, 1/15/2010	250,000	268,546
International Finance Corp.:
4.75%, 4/25/2012	50,000	51,183
5.125%, 5/2/2011	50,000	52,438
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	24,572
Series R, 5.55%, 9/5/2012	100,000	100,783
Series R, 5.65%, 6/1/2014	50,000	50,810
5.875%, 5/1/2013	100,000	101,656
iStar Financial, Inc., (REIT), 5.15%, 3/1/2012	75,000	64,816
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	35,455
7.0%, 3/15/2012	100,000	108,888
JPMorgan Chase & Co.:
6.125%, 6/27/2017	50,000	50,971
6.75%, 2/1/2011	100,000	104,999
7.125%, 6/15/2009	100,000	103,365
JPMorgan Chase Bank NA, 5.875%, 6/13/2016	250,000	251,890
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	225,000	192,881
KeyBank National Association, 5.45%, 3/3/2016	25,000	24,403
KeyCorp., Series G, 4.7%, 5/21/2009	100,000	99,766
Korea Development Bank, 4.625%, 9/16/2010	100,000	99,144
Kreditanstalt fuer Wiederaufbau:
Zero Coupon, 6/29/2037	500,000	112,935
4.125%, 10/15/2014	150,000	149,735
4.25%, 6/15/2010	110,000	112,214
7.0%, 3/1/2013	275,000	313,893
Landwirtschaftliche Rentenbank:
3.875%, 3/15/2010 (a)	250,000	251,977
5.125%, 2/1/2017	100,000	104,732
Lehman Brothers Holdings, Inc.:
Series G, 4.8%, 3/13/2014	225,000	209,407
Series I, 5.25%, 2/6/2012	50,000	49,474
5.75%, 1/3/2017	100,000	96,065
6.625%, 1/18/2012	100,000	103,860
6.875%, 7/17/2037	50,000	48,884
Lincoln National Corp., 6.05%, 4/20/2067	75,000	70,017
M&T Bank Corp., 5.375%, 5/24/2012	25,000	24,934
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014 (a)	50,000	48,695
Marshall & Ilsley Corp., 4.375%, 8/1/2009	50,000	49,516
MBIA, Inc., 9.375%, 2/15/2011	125,000	134,072
Mellon Funding Corp., 5.0%, 12/1/2014	50,000	49,208
Merrill Lynch & Co., Inc.:
Series C, 4.79%, 8/4/2010	50,000	49,544
5.0%, 2/3/2014	25,000	23,848
Series C, 5.0%, 1/15/2015	25,000	23,576
6.0%, 2/17/2009	250,000	252,041
Series C, 6.05%, 8/15/2012	200,000	203,839
6.22%, 9/15/2026	50,000	46,039
Series C, 6.4%, 8/28/2017	50,000	50,798
6.5%, 7/15/2018	50,000	50,530
MetLife, Inc.:
5.0%, 6/15/2015	100,000	96,775
6.125%, 12/1/2011	25,000	25,924
6.4%, 12/15/2036	25,000	22,912
Morgan Stanley:
3.875%, 1/15/2009	150,000	148,457
4.75%, 4/1/2014	375,000	351,320
5.3%, 3/1/2013	100,000	99,748
5.45%, 1/9/2017	100,000	97,007
6.6%, 4/1/2012	100,000	105,072
MUFG Capital Finance 1 Ltd.,6.346%, 7/25/2049	100,000	94,713
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	54,016
National City Corp., 4.9%, 1/15/2015	100,000	91,377
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	53,046
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,094
NiSource Finance Corp., 5.45%, 9/15/2020	75,000	67,113
Oesterreichische Kontrollbank AG, 4.5%, 3/9/2015	150,000	149,955
Ontario Electricity Financial Corp, 7.45%, 3/31/2013	50,000	57,899
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	24,586
ProLogis (REIT):
5.5%, 3/1/2013	20,000	19,765
5.75%, 4/1/2016 (a)	25,000	23,466
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	25,052
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	100,000	98,710
Series B, 5.75%, 7/15/2033	25,000	22,852
Regions Financial Corp., 6.375%, 5/15/2012	50,000	51,293
Royal Bank of Canada, 5.65%, 7/20/2011	50,000	51,965
Royal Bank of Scotland Group PLC:
5.0%, 11/12/2013	50,000	49,931
5.05%, 1/8/2015	100,000	97,538
7.648%, 8/31/2049	50,000	51,587
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	53,533
Simon Property Group LP (REIT):
5.1%, 6/15/2015	50,000	47,009
5.25%, 12/1/2016	100,000	93,047
6.35%, 8/28/2012	100,000	102,734
SLM Corp.:
Series A, 4.0%, 1/15/2009	150,000	144,505
Series A, 5.0%, 10/1/2013	25,000	21,913
Svensk Exportkredit AB:
Series C, 4.0%, 6/15/2010 (a)	100,000	100,280
Series D, 4.875%, 9/29/2011	100,000	102,343
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	109,030
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	50,000	49,118
5.15%, 1/15/2014 (a)	100,000	98,986
5.35%, 1/15/2016	100,000	99,088
5.5%, 11/15/2014	200,000	201,748
6.125%, 2/15/2033	50,000	49,139
6.6%, 1/15/2012	100,000	105,800
6.65%, 5/15/2009 (a)	15,000	15,404
6.75%, 10/1/2037	400,000	391,911
6.875%, 1/15/2011	50,000	53,030
7.35%, 10/1/2009	50,000	52,237
The International Bank for Reconstruction & Development:
4.75%, 2/15/2035	25,000	24,587
5.0%, 4/1/2016	50,000	52,599
8.625%, 10/15/2016	100,000	129,379
The Travelers Cos., Inc.:
6.25%, 6/15/2037	50,000	48,431
6.75%, 6/20/2036	50,000	52,178
UBS AG Stamford Branch, Series 10, 5.875%, 7/15/2016	50,000	51,034
UFJ Finance Aruba AEC, 6.75%, 7/15/2013	150,000	162,955
US Bank National Association:
4.8%, 4/15/2015 (a)	100,000	96,024
6.375%, 8/1/2011	100,000	104,878
USB Capital IX, 6.189%, 4/15/2049	50,000	45,251
Verizon Global Funding Corp.:
7.75%, 12/1/2030	100,000	117,286
7.75%, 6/15/2032	100,000	117,092
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	71,397
5.0%, 8/15/2015	200,000	189,129
6.6%, 1/15/2038	50,000	50,251
Wachovia Corp.:
4.875%, 2/15/2014	50,000	48,013
5.625%, 10/15/2016	100,000	98,597
5.75%, 6/15/2017 (a)	50,000	49,694
6.15%, 3/15/2009	100,000	100,608
Washington Mutual, Inc., 5.25%, 9/15/2017 (a)	20,000	16,680
Wells Fargo & Co.:
4.95%, 10/16/2013	50,000	49,646
5.0%, 11/15/2014 (a)	50,000	49,518
5.125%, 9/15/2016	50,000	48,527
5.375%, 2/7/2035	50,000	44,070
Wells Fargo Bank NA:
6.45%, 2/1/2011	75,000	79,346
7.55%, 6/21/2010	200,000	213,761
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	25,700
Western Union Co.:
5.93%, 10/1/2016	50,000	49,894
6.2%, 11/17/2036	25,000	23,994
XL Capital Ltd., Series E, 6.5%, 12/31/2049	50,000	43,718
		21,190,081
Health Care 0.7%
Abbott Laboratories, 6.15%, 11/30/2037	50,000	52,759
Aetna, Inc., 6.625%, 6/15/2036	50,000	49,500
Amgen, Inc., 4.85%, 11/18/2014	25,000	24,329
AstraZeneca PLC, 5.9%, 9/15/2017	150,000	157,508
Baxter International, Inc., 4.625%, 3/15/2015	25,000	24,009
Bristol-Myers Squibb Co., 5.875%, 11/15/2036	50,000	49,686
Covidien International Finance SA, 144A, 6.0%, 10/15/2017	75,000	77,605
Genentech, Inc., 4.75%, 7/15/2015	50,000	49,203
Johnson & Johnson, 6.95%, 9/1/2029	50,000	59,677
McKesson Corp., 5.7%, 3/1/2017	50,000	49,714
Medtronic, Inc., Series B, 4.75%, 9/15/2015	25,000	24,124
Merck & Co, Inc., 6.4%, 3/1/2028	250,000	267,720
Pharmacia Corp., 6.6%, 12/1/2028	75,000	83,083
Quest Diagnostics, Inc., 6.95%, 7/1/2037	25,000	26,434
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,589
6.75%, 12/1/2033	25,000	27,128
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	24,635
5.0%, 8/15/2014	150,000	145,187
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	103,964
Wyeth:
5.5%, 2/15/2016	50,000	50,814
5.95%, 4/1/2037	150,000	150,398
		1,548,066
Industrials 1.1%
3M Co., 5.7%, 3/15/2037 (a)	25,000	25,500
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	72,218
Boeing Co., 5.125%, 2/15/2013	50,000	51,084
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	103,377
Canadian National Railway Co.:
4.4%, 3/15/2013	100,000	98,087
6.375%, 11/15/2037	50,000	51,165
Caterpillar, Inc.:
6.05%, 8/15/2036	50,000	51,307
7.3%, 5/1/2031	120,000	140,954
CRH America, Inc., 5.3%, 10/15/2013	100,000	97,856
CSX Corp.:
6.0%, 10/1/2036 (a)	100,000	90,759
6.15%, 5/1/2037	50,000	46,726
D.R. Horton, Inc., 6.5%, 4/15/2016 (a)	40,000	34,705
FedEx Corp., 9.65%, 6/15/2012	50,000	58,623
General Dynamics Corp., 5.375%, 8/15/2015	100,000	102,900
Honeywell International, Inc.:
5.3%, 3/15/2017 (a)	50,000	50,068
5.7%, 3/15/2036	50,000	49,237
5.7%, 3/15/2037	25,000	24,682
7.5%, 3/1/2010	25,000	26,607
Lockheed Martin Corp., Series B, 6.15%, 9/1/2036	75,000	77,570
M.D.C. Holdings, Inc., 5.375%, 7/1/2015	25,000	23,332
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	88,146
6.2%, 4/15/2009 (a)	50,000	51,053
7.8%, 5/15/2027	4,000	4,767
Norfolk Southern Railway Co., 9.75%, 6/15/2020	40,000	54,586
Northrop Grumman Corp.:
7.125%, 2/15/2011	100,000	106,575
7.75%, 2/15/2031	50,000	61,293
ONEOK Partners LP, 6.15%, 10/1/2016	75,000	76,186
Raytheon Co., 7.2%, 8/15/2027	75,000	86,117
Republic Services, Inc., 7.125%, 5/15/2009	10,000	10,422
Union Pacific Corp.:
6.65%, 1/15/2011	50,000	51,979
7.0%, 2/1/2016	50,000	54,131
United Parcel Service, Inc., 8.375%, 4/1/2020	50,000	64,915
United Technologies Corp.:
4.875%, 5/1/2015	50,000	49,320
6.1%, 5/15/2012 (a)	50,000	52,730
6.35%, 3/1/2011	25,000	26,620
7.125%, 11/15/2010	50,000	53,597
Waste Management, Inc.:
7.0%, 7/15/2028	50,000	53,045
7.1%, 8/1/2026	100,000	107,969
Xerox Corp., 6.75%, 2/1/2017	100,000	104,232
		2,434,440
Information Technology 0.4%
Cisco Systems, Inc., 5.5%, 2/22/2016	150,000	152,545
Hewlett-Packard Co., 6.5%, 7/1/2012 (a)	50,000	54,026
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	100,735
5.7%, 9/14/2017	50,000	51,688
6.5%, 1/15/2028	125,000	133,285
Motorola, Inc., 7.625%, 11/15/2010	8,000	8,569
Oracle Corp., 5.25%, 1/15/2016	100,000	99,804
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	94,346
Scana Corp.:
6.25%, 2/1/2012	60,000	62,397
6.875%, 5/15/2011	25,000	26,394
		783,789
Materials 0.5%
Alcan, Inc.:
4.5%, 5/15/2013 (a)	100,000	97,635
4.875%, 9/15/2012	10,000	9,845
5.2%, 1/15/2014	25,000	25,132
6.125%, 12/15/2033	50,000	48,514
Alcoa, Inc.:
5.9%, 2/1/2027	25,000	23,606
6.0%, 1/15/2012	25,000	25,948
7.375%, 8/1/2010	100,000	105,506
Dow Chemical Co., 6.0%, 10/1/2012	100,000	103,952
E.I. du Pont de Nemours & Co., 6.875%, 10/15/2009	150,000	156,765
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	73,937
Monsanto Co., 5.5%, 8/15/2025	25,000	23,702
Praxair, Inc., 3.95%, 6/1/2013 (a)	50,000	48,393
United States Steel Corp., 6.65%, 6/1/2037	25,000	22,301
Vale Overseas Ltd.:
6.25%, 1/23/2017	50,000	50,155
6.875%, 11/21/2036	100,000	101,161
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	157,521
		1,074,073
Telecommunication Services 1.4%
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	100,108
AT&T Mobility LLC, 6.5%, 12/15/2011	75,000	78,958
AT&T, Inc.:
5.1%, 9/15/2014	25,000	24,741
5.875%, 8/15/2012	150,000	155,345
6.8%, 5/15/2036	50,000	54,104
8.0%, 11/15/2031	20,000	24,561
BellSouth Corp.:
5.2%, 9/15/2014	100,000	99,802
5.2%, 12/15/2016 (a)	300,000	292,994
6.0%, 11/15/2034 (a)	100,000	97,238
British Telecommunications PLC:
8.625%, 12/15/2010	50,000	54,867
9.125%, 12/15/2030	70,000	92,654
Embarq Corp.:
7.082%, 6/1/2016	75,000	77,279
7.995%, 6/1/2036	25,000	26,346
France Telecom SA:
7.75%, 3/1/2011	75,000	80,612
8.5%, 3/1/2031	75,000	97,249
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	26,812
8.375%, 10/1/2030	50,000	59,952
Motorola, Inc., 7.5%, 5/15/2025	50,000	53,202
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	108,297
Sprint Capital Corp.:
6.875%, 11/15/2028	295,000	279,767
6.9%, 5/1/2019	25,000	24,834
8.375%, 3/15/2012	75,000	81,227
Sprint Nextel Corp., 6.0%, 12/1/2016	50,000	47,890
Telecom Italia Capital:
5.25%, 10/1/2015	175,000	170,494
6.375%, 11/15/2033	75,000	75,116
Telefonica Emisiones SAU, 6.421%, 6/20/2016	125,000	131,545
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	133,794
Verizon Communications Inc., 5.55%, 2/15/2016	100,000	101,073
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	26,525
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	96,591
Vodafone Group PLC:
5.0%, 12/16/2013	100,000	98,313
5.0%, 9/15/2015	50,000	48,189
6.15%, 2/27/2037	125,000	123,452
7.75%, 2/15/2010	50,000	52,744
		3,096,675
Utilities 1.3%
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	97,106
Arizona Public Service, 6.5%, 3/1/2012	25,000	26,011
Atmos Energy Corp., 4.95%, 10/15/2014	25,000	23,842
Cleveland Electric Illuminating Co.:
5.7%, 4/1/2017	100,000	97,650
Series D, 7.88%, 11/1/2017	75,000	84,547
Consolidated Edison Co. of New York:
4.875%, 2/1/2013	50,000	49,834
6.2%, 6/15/2036 (a)	125,000	127,320
Constellation Energy Group, 4.55%, 6/15/2015 (a)	30,000	27,665
Detroit Edison Co., 5.7%, 10/1/2037	50,000	46,992
Dominion Resources, Inc., Series C, 5.15%, 7/15/2015	50,000	48,382
DTE Energy Co., 7.05%, 6/1/2011	50,000	53,094
Duke Energy Carolinas LLC, 5.3%, 10/1/2015	75,000	74,833
Duke Energy Indiana, Inc., 5.0%, 9/15/2013	50,000	48,945
Emerson Electric Co., 4.75%, 10/15/2015 (a)	75,000	72,789
Exelon Corp.:
5.625%, 6/15/2035	25,000	22,326
6.75%, 5/1/2011	50,000	52,258
Florida Power & Light Co.:
4.95%, 6/1/2035	50,000	44,000
5.65%, 2/1/2037	50,000	48,526
General Electric Co., 5.0%, 2/1/2013	100,000	101,272
Hydro-Quebec, Series HY, 8.4%, 1/15/2022 (a)	100,000	135,407
KeySpan Corp., 8.0%, 11/15/2030	50,000	59,452
KeySpan Gas East Corp., 7.875%, 2/1/2010	25,000	26,536
MidAmerican Energy Holdings Co.:
5.875%, 10/1/2012	25,000	25,912
6.125%, 4/1/2036	50,000	49,881
6.5%, 9/15/2037	100,000	104,428
National Rural Utilities Cooperative Finance Corp., 8.0%, 3/1/2032	100,000	120,770
Nevada Power Co., Series N, 6.65%, 4/1/2036	25,000	25,310
NSTAR Electric Co., 4.875%, 4/15/2014	25,000	24,392
Pacific Gas & Electric Co., 6.05%, 3/1/2034	150,000	149,751
Progress Energy, Inc.:
6.85%, 4/15/2012	35,000	37,465
7.1%, 3/1/2011	42,000	44,696
PSE&G Power LLC, 5.5%, 12/1/2015	150,000	146,853
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	73,625
Puget Sound Energy, Inc., 5.483%, 6/1/2035	25,000	22,018
Scottish Power PLC, 5.375%, 3/15/2015	150,000	144,707
Sempra Energy:
6.0%, 2/1/2013	25,000	25,826
7.95%, 3/1/2010	25,000	26,711
Southern California Edison Co.:
6.0%, 1/15/2034 (a)	50,000	50,580
6.65%, 4/1/2029 (a)	100,000	105,725
Southern California Gas Co., 5.75%, 11/15/2035	50,000	48,432
Southern Union Co., 8.25%, 11/15/2029	50,000	55,958
United Utilities PLC, 5.375%, 2/1/2019 (a)	30,000	27,959
Wisconsin Energy Corp., 6.5%, 4/1/2011 (a)	50,000	52,368
Xcel Energy, Inc., 6.5%, 7/1/2036	75,000	74,403
		2,806,557
Total Corporate Bonds (Cost $40,984,265)		41,111,271

Asset Backed 0.9%
Automobile Receivables 0.2%
Chase Manhattan Auto Owner Trust, "A4", Series 2006-B, 5.11%, 4/15/2014	100,000	101,196
Daimler Chrysler Auto Trust, "A4", Series 2006-C, 4.98%, 11/8/2011	100,000	100,854
Honda Auto Receivables Owner Trust, "A3", Series 2007-1, 5.1%, 3/18/2011	200,000	201,390
Nissan Auto Receivables Owner Trust, "A4", Series 2005-C, 4.31%, 3/15/2011	100,000	99,698
		503,138
Credit Card Receivables 0.4%
Capital One Multi-Asset Execution Trust, "A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	100,686
Chase Issuance Trust, "A4", Series 2005-A4, 4.23%, 1/15/2013	50,000	50,045
Citibank Credit Card Issuance Trust:
"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	99,830
"A8", Series 2004-A8, 4.9%, 12/12/2016	100,000	99,928
Citibank Credit Card Master Trust I, "A", Series 1999-2, 5.875%, 3/10/2011	100,000	101,841
MBNA Credit Card Master Note Trust, "A1", Series 2006-A1, 4.9%, 7/15/2011	200,000	201,423
MBNA Credit Card Master Trust:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	50,983
"A", Series 1999-J, 7.0%, 2/15/2012	200,000	209,422
		914,158
Home Equity Loans 0.2%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 2/25/2035	99,032	98,645
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	28,383	28,187
"A6", Series 2006-S9, 5.588%, 8/25/2036	100,000	90,266
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%, 9/25/2034	100,000	90,021
		307,119
Miscellaneous 0.1%
Centerpoint Energy Transition II, "A4", Series 2005-A, 5.17%, 8/1/2019	100,000	98,635
Detroit Edison Securitization Funding LLC, "A3", Series 2001-1, 5.875%, 3/1/2010	18,882	18,916
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	100,626
		218,177
Total Asset Backed (Cost $1,954,862)		1,942,592

Government & Agency Obligations 36.7%
Sovereign Bonds 1.0%
Government of Malaysia, 8.75%, 6/1/2009	10,000	10,535
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	257,323
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	53,312
Province of Ontario:
4.375%, 2/15/2013	100,000	99,367
4.5%, 2/3/2015 (a)	150,000	150,139
Province of Quebec:
5.125%, 11/14/2016	50,000	51,691
5.75%, 2/15/2009	50,000	50,906
Series NN, 7.125%, 2/9/2024	100,000	121,402
Series PD, 7.5%, 9/15/2029 (a)	100,000	130,763
Republic of Chile, 6.875%, 4/28/2009	10,000	10,369
Republic of Italy:
4.5%, 1/21/2015	250,000	249,487
5.375%, 6/15/2033	100,000	102,565
6.875%, 9/27/2023	200,000	238,740
United Mexican States:
6.375%, 1/16/2013	350,000	372,225
Series A, 6.75%, 9/27/2034	41,000	45,285
Series A, 9.875%, 2/1/2010	190,000	210,235
		2,154,344
US Government Sponsored Agencies 9.9%
Federal Home Loan Bank:
3.875%, 6/14/2013 (a)	1,000,000	992,953
4.5%, 11/15/2012 (a)	1,000,000	1,023,822
4.875%, 5/14/2010	5,000,000	5,143,545
5.375%, 8/19/2011	1,000,000	1,055,144
Federal Home Loan Mortgage Corp.:
4.125%, 7/12/2010 (a)	1,000,000	1,012,312
4.25%, 7/15/2009	2,000,000	2,018,776
4.5%, 1/15/2013 (a)	500,000	511,893
5.0%, 6/11/2009 (a)	1,700,000	1,731,584
5.25%, 5/21/2009 (a)	2,000,000	2,041,170
6.75%, 9/15/2029	3,000	3,721
7.0%, 3/15/2010 (a)	450,000	482,284
Federal National Mortgage Association:
4.25%, 5/15/2009 (a)	750,000	755,404
4.875%, 5/18/2012 (a)	1,300,000	1,350,732
5.0%, 5/11/2017	1,000,000	1,035,559
5.25%, 1/15/2009	500,000	506,347
6.25%, 5/15/2029 (a)	450,000	528,144
7.125%, 1/15/2030 (a)	50,000	64,729
7.25%, 5/15/2030 (a)	650,000	853,990
		21,112,109
US Treasury Obligations 25.8%
US Treasury Bonds:
4.5%, 2/15/2036 (a)	550,000	552,793
4.625%, 2/15/2017 (a)	1,250,000	1,306,836
4.75%, 2/15/2037 (a)	1,725,000	1,805,319
5.375%, 2/15/2031 (a)	1,670,000	1,881,490
6.0%, 2/15/2026 (a)	810,000	958,585
6.25%, 8/15/2023 (a)	700,000	838,086
7.25%, 8/15/2022 (a)	590,000	766,078
7.625%, 11/15/2022 (a)	90,000	120,860
7.875%, 2/15/2021 (a)	300,000	403,500
8.0%, 11/15/2021 (a)	565,000	773,256
8.75%, 5/15/2020 (a)	300,000	425,766
8.75%, 8/15/2020 (a)	450,000	640,723
US Treasury Notes:
3.5%, 8/15/2009 (a)	1,500,000	1,509,962
3.5%, 11/15/2009 (a)	750,000	756,621
3.625%, 7/15/2009 (a)	500,000	503,985
3.625%, 12/31/2012	1,500,000	1,511,250
3.875%, 9/15/2010 (a)	1,500,000	1,531,992
4.125%, 5/15/2015 (a)	540,000	550,589
4.25%, 1/15/2011 (a)	2,700,000	2,791,125
4.25%, 9/30/2012 (a)	400,000	414,031
4.25%, 11/15/2013 (a)	3,300,000	3,421,430
4.25%, 8/15/2015 (a)	1,000,000	1,026,406
4.25%, 11/15/2017	1,000,000	1,017,422
4.5%, 2/15/2009 (a)	1,900,000	1,928,648
4.5%, 11/15/2010 (a)	1,000,000	1,039,766
4.5%, 4/30/2012 (a)	250,000	261,152
4.5%, 11/15/2015 (a)	1,580,000	1,646,286
4.5%, 2/15/2016 (a)	1,660,000	1,727,826
4.5%, 5/15/2017 (a)	3,265,000	3,384,120
4.625%, 12/31/2011 (a)	1,500,000	1,573,359
4.625%, 2/29/2012 (a)	500,000	524,688
4.75%, 2/15/2010 (a)	9,500,000	9,828,044
4.875%, 5/31/2009 (a)	1,000,000	1,024,688
4.875%, 6/30/2009 (a)	4,500,000	4,615,312
4.875%, 6/30/2012 (a)	1,500,000	1,590,938
4.875%, 8/15/2016 (a)	675,000	718,770
		55,371,702
Total Government & Agency Obligations (Cost $75,747,979)		78,638,155

Mortgage-Backed Securities Pass-Throughs 37.8%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	734,410	706,726
4.305%*, 3/1/2035	120,256	119,496
4.374%*, 12/1/2033	98,483	98,033
4.5%, with various maturities from 1/1/2020 until 9/1/2035	2,614,008	2,546,775
4.524%*, 3/1/2035	41,613	41,488
4.645%*, 7/1/2035	233,272	232,971
4.685%*, 4/1/2035	123,346	123,361
4.844%*, 9/1/2035	311,796	312,314
4.87%*, 11/1/2035	120,339	120,574
4.892%*, 12/1/2034	112,899	112,135
5.0%, with various maturities from 12/1/2017 until 6/1/2036	6,347,090	6,223,315
5.119%*, 6/1/2035	174,578	175,638
5.228%*, 9/1/2035	70,151	70,862
5.234%*, 12/1/2035	375,179	378,611
5.301%*, 4/1/2037	286,048	287,512
5.433%*, 11/1/2035	162,117	163,820
5.5%, with various maturities from 11/1/2013 until 10/1/2037	8,488,461	8,486,006
5.507%*, 1/1/2037	94,028	94,563
5.529%*, 5/1/2037	95,142	96,022
5.654%*, 4/1/2036	86,796	87,961
5.694%*, 4/1/2037	197,784	199,286
5.71%*, 5/1/2037	99,034	100,112
5.734%*, 4/1/2036	230,737	234,308
5.792%*, 4/1/2037	95,697	96,946
5.908%*, 2/1/2037	184,310	186,892
5.913%*, 12/1/2036	85,528	86,586
6.0%, with various maturities from 9/1/2021 until 11/1/2037	6,991,421	7,101,640
6.408%*, 8/1/2036	74,522	76,023
6.5%, with various maturities from 12/1/2014 until 8/1/2036	1,507,049	1,551,376
7.0%, with various maturities from 12/1/2024 until 9/1/2031	553,317	576,118
7.5%, with various maturities from 5/1/2024 until 7/1/2027	17,974	19,397
Federal National Mortgage Association:
4.0%, 12/1/2020	480,984	461,632
4.36%*, 3/1/2035	273,869	273,353
4.393%*, 4/1/2034	79,098	79,151
4.474%*, 3/1/2035	206,201	206,378
4.5%, with various maturities from 2/1/2020 until 7/1/2035	2,547,830	2,476,272
4.64%*, 4/1/2035	254,890	255,435
4.749%*, 11/1/2034	94,303	94,595
4.803%*, 1/1/2035	132,709	133,129
4.847%*, 8/1/2036	81,916	82,156
4.94%*, 6/1/2035	254,270	255,553
4.947%*, 10/1/2034	127,564	128,363
4.967%*, 8/1/2035	181,356	180,121
4.973%*, 6/1/2035	108,252	109,054
5.0%, with various maturities from 11/1/2020 until 4/1/2036	10,314,901	10,155,023
5.081%*, 7/1/2035	97,384	97,955
5.17%*, 1/1/2036	230,708	233,187
5.309%*, 1/1/2037	86,635	87,581
5.46%*, 1/1/2037	179,584	182,038
5.47%*, 1/1/2036	244,290	247,677
5.491%*, 10/1/2036	164,941	167,284
5.5%, with various maturities from 8/1/2019 until 11/1/2037	13,143,444	13,147,007
5.611%*, 1/1/2037	90,989	92,495
5.773%*, 1/1/2037	86,591	88,196
5.785%*, 3/1/2037	99,971	101,702
5.856%*, 11/1/2036	185,830	189,502
5.928%*, 9/1/2036	169,850	173,557
6.0%, with various maturities from 10/1/2009 until 11/1/2037	8,728,066	8,875,853
6.5%, with various maturities from 1/1/2018 until 12/1/2036	3,080,237	3,170,354
7.0%, with various maturities from 6/1/2012 until 12/1/2033	970,172	1,012,219
7.5%, with various maturities from 1/1/2024 until 4/1/2028	31,985	34,450
8.0%, with various maturities from 12/1/2021 until 11/1/2031	53,124	56,614
8.5%, with various maturities from 12/1/2025 until 8/1/2031	24,134	26,455
Government National Mortgage Association:
5.0%, with various maturities from 10/1/2033 until 10/20/2035 (d)	1,349,570	1,324,498
5.5%, with various maturities from 9/15/2033 until 3/15/2036	2,544,157	2,561,268
6.0%, with various maturities from 2/15/2029 until 7/20/2037	2,274,738	2,326,865
6.5%, with various maturities from 11/15/2023 until 6/1/2035	1,009,409	1,044,624
7.5%, with various maturities from 8/15/2029 until 6/15/2032	59,116	62,469
8.0%, with various maturities from 7/15/2022 until 3/15/2032	108,782	118,650
8.5%, 11/15/2029	22,565	24,937
9.0%, 1/15/2023	27,692	31,221
Total Mortgage-Backed Securities Pass-Throughs (Cost $80,353,831)		81,075,740

Commercial and Non-Agency Mortgage-Backed Securities 5.1%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	197,931
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	300,512
"A4", Series 2007-1, 5.451%, 1/15/2049	100,000	100,489
"A4", Series 2006-4, 5.634%, 7/10/2046	250,000	255,273
Bear Stearns Commercial Mortgage Securities, Inc.:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	381,697	390,336
"A1", Series 2000-WF2, 7.11%, 10/15/2032	46,017	46,200
"A2", Series 2000-WF1, 7.78%, 2/15/2032	150,000	157,320
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	87,215	87,636
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.356%*, 4/15/2040	100,000	102,552
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	198,074	196,098
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.555%*, 2/15/2039	380,000	385,759
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	212,107
"A4", Series 2001-CP4, 6.18%, 12/15/2035	435,000	453,313
"A3", Series 2001-CF2, 6.238%, 2/15/2034	15,568	15,547
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	28,193	28,201
First Union National Bank Commercial Mortgage, "A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	157,105
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	340,098
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	200,620
Greenwich Capital Commercial Funding Corp.:
"A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	203,534
"A4", Series 2007-GG9, 5.444%, 3/10/2039	200,000	201,181
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	95,857
"A6", Series 2004-GG2, 5.396%*, 8/10/2038	100,000	102,114
"A4", Series 2006-GG8, 5.56%, 11/10/2039	500,000	507,797
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	295,913
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	202,417
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	200,000	200,185
"A4", Series 2007-CB18, 5.44%, 6/12/2047	100,000	100,396
"A4", Series 2006-CB15, 5.814%*, 6/12/2043	250,000	258,449
"A4", Series 2006-LDP7, 5.875%*, 4/15/2045	100,000	104,046
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	241,247
"A3", Series 2006-C7, 5.347%, 11/15/2038	500,000	500,199
"A4", Series 2007-C1, 5.424%, 2/15/2040	100,000	100,434
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	212,031
"A2", Series 2001-C2, 6.653%, 11/15/2027	525,000	554,684
Merrill Lynch Mortgage Trust:
"A2", Series 2004-BPC1, 4.071%, 10/12/2041	145,000	143,669
"A4", Series 2005-MCP1, 4.747%*, 6/12/2043	200,000	191,519
"A6", Series 2005-CKI1, 5.244%*, 11/12/2037	100,000	99,677
Merrill Lynch/Countrywide Commercial Mortgage Trust:
"A4", Series 2007-6, 5.485%, 3/12/2051	200,000	201,279
"A4", Series 2006-1, 5.606%*, 2/12/2039	200,000	202,749
Morgan Stanley Capital I:
"A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	245,201
"A4", Series 2006-HQ9, 5.731%, 7/12/2044	500,000	513,811
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	89,838	92,400
Morgan Stanley Dean Witter Capital I, "A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	192,869
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	99,665
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	197,566
"A5", Series 2007-C30, 5.342%, 12/15/2043	500,000	498,474
"A4", Series 2006-C23, 5.418%*, 1/15/2045	200,000	201,045
"A3", Series 2007-C34, 5.678%, 5/15/2046	500,000	509,936
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $10,754,226)		10,897,441

Municipal Bonds and Notes 0.2%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	275,000	265,421
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	26,365
Total Municipal Bonds and Notes (Cost $286,835)		291,786
	Shares	Value ($)

Securities Lending Collateral 31.0%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $66,482,329)	66,482,329	66,482,329

Cash Equivalents 2.9%
Cash Management QP Trust, 4.67% (b) (Cost $6,254,113)	6,254,113	6,254,113
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $282,818,440)+	133.8	286,693,427
Other Assets and Liabilities, Net	(33.8)	(72,390,464)
Net Assets	100.0	214,302,963
* Floating rate notes are securities whose yields vary with a designated market index or maturity rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2007.
+ The cost for federal income tax purposes was $282,826,788. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $3,866,639. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,649,729 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $783,090.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $64,656,425 which is 30.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d) Mortgage dollar roll included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $210,081,998) — including $64,656,425 of securities loaned	$ 213,956,985
Investment in Cash Management QP Trust (cost $6,254,113)	6,254,113
Investment in Daily Assets Fund Institutional (cost $66,482,329)*	66,482,329
Total investments, at value (cost $282,818,440)	286,693,427
Cash	10,000
Interest receivable	2,059,726
Receivable for Fund shares sold	364,836
Due from Advisor	120,929
Other assets	15,999
Total assets	289,264,917
Liabilities
Payable for investments purchased	7,350,940
Payable for investments purchased — mortgage dollar rolls	491,771
Payable upon return of securities loaned	66,482,329
Payable for Fund shares redeemed	143,655
Distributions payable	356,943
Other accrued expenses and payable	136,316
Total liabilities	74,961,954
Net assets, at value	$ 214,302,963
Net Assets Consist of:
Undistributed net investment income	79,793
Net unrealized appreciation (depreciation) on investments	3,874,987
Accumulated net realized gain (loss)	(505,907)

Paid-in capital	210,854,090
Net assets, at value	$ 214,302,963
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($214,302,963 ÷ 20,835,812 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.29
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Interest (net of foreign taxes withheld of $498)	$ 8,932,204
Interest — Cash Management QP Trust	438,520
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	235,261
Total Income	9,605,985
Expenses: Management fee	271,498
Administration fees	180,999
Services to shareholders	70,913
Reports to shareholders	39,469
Registration fees	19,404
Custodian fees	18,900
Trustees' fees and expenses	7,042
Audit and tax fees	75,662
Pricing service fee	43,956
Other	2,376
Total expenses before expense reductions	730,219
Expense reductions	(457,011)
Total expenses after expense reductions	273,208
Net investment income (loss)	9,332,777
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(319,478)
Change in net unrealized appreciation (depreciation) on investments	4,404,820
Net gain (loss)	4,085,342
Net increase (decrease) in net assets resulting from operations	$ 13,418,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006[a]
Operations: Net investment income	$ 9,332,777	$ 6,378,537
Net realized gain (loss)	(319,478)	(186,429)
Change in net unrealized appreciation (depreciation)	4,404,820	(646,431)
Net increase (decrease) in net assets resulting from operations	13,418,119	5,545,677
Distributions to shareholders from: Net investment income	(9,330,202)	(6,382,180)
Net realized gains	—	(74,461)
Total distributions	(9,330,202)	(6,456,641)
Fund share transactions: Proceeds from shares sold	102,499,509	36,165,813
Reinvestment of distributions	6,475,832	5,313,785
Cost of shares redeemed	(36,751,812)	(23,059,235)
Redemption fees	2,256	387
Net increase (decrease) in net assets from Fund share transactions	72,225,785	18,420,750
Increase (decrease) in net assets	76,313,702	17,509,786
Net assets at beginning of period	137,989,261	120,479,475
Net assets at end of period (including undistributed net investment income of $79,793 and $77,218, respectively)	$ 214,302,963	$ 137,989,261
a On January 13, 2006, the U.S. Bond Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS U.S. Bond Index Fund's information as a stand-alone and feeder fund for the respective periods (See Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.09	$ 10.18	$ 10.41	$ 10.46	$ 10.60
Income (loss) from investment operations: Net investment income[a]	.52	.49	.43	.37	.44
Net realized and unrealized gain (loss)	.20	(.07)	(.20)	.06	(.05)
Total from investment operations	.72	.42	.23	.43	.39
Less distributions from: Net investment income	(.52)	(.50)	(.44)	(.37)	(.42)
Net realized gains	—	(.01)	(.02)	(.11)	(.11)
Total distributions	(.52)	(.51)	(.46)	(.48)	(.53)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.29	$ 10.09	$ 10.18	$ 10.41	$ 10.46
Total Return (%)[b]	7.34	4.19	2.22	4.27	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	214	138	120	160	143
Ratio of expenses before expense reductions (%)	.40	.55	.57	.48	.50
Ratio of expenses after expense reductions (%)	.15	.16	.15	.15	.15
Ratio of net investment income (loss) (%)	5.16	4.94	4.24	3.57	4.27
Portfolio turnover rate	35[c]	25[d]	45[c]	71[c]	173[c]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rates including mortgage dollar roll transactions were 53%, 203%, 341% and 271% for the periods ended December 31, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[d] On January 13, 2006, the U.S. Bond Index Portfolio was closed (See Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 8, 2005, the Board of Directors approved dissolving the DWS U.S. Bond Index Fund master-feeder structure, and converting the Fund to a stand alone fund. On January 13, 2006, the Fund received net assets with a value of $121,508,592, which included net unrealized appreciation of $669,128 from the U.S. Bond Index Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuers of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $492,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($187,000) and December 31, 2015 ($305,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred approximately $6,000 of net realized capital losses, As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended December 31, 2008.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 79,793
Capital loss carryforwards	$ (492,000)
Net unrealized appreciation (depreciation) on investments	$ 3,866,639

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income*	$ 9,330,202	$ 6,385,429
Distributions from long-term capital gains	$ —	$ 71,212
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $89,223,537 and $29,520,117, respectively. Purchases and sales of US Treasury obligations aggregated $49,522,423 and $31,598,812, respectively. Purchases and sales of mortgage dollar rolls aggregated $32,009,502 and $31,967,301, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.36%.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.32%.

In addition, the Advisor has voluntarily agreed to waive a portion of its fees and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.15% of the average daily net assets of the the Fund. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2007, the management fee charged to the Fund was $271,498, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $55,406 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Administration Fee charged to the Fund was $180,999, of which $101,703 was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $21,391, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with the Advisor, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by the Advisor included in the Statement of Operations under "Reports to shareholders" aggregated $21,818, of which $9,322 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by its Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the Fund's custodian fee was reduced by $288 and $6,725, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold	10,171,004	$ 102,499,509	3,607,748	$ 36,165,813
Shares issued to shareholders in reinvestment of distributions	640,479	$ 6,475,832	529,936	$ 5,313,785
Shares redeemed	(3,648,144)	$ (36,751,812)	(2,299,112)	$ (23,059,235)
Redemption fees		$ 2,256		$ 387
Net increase (decrease)	7,163,339	$ 72,225,785	1,838,572	$ 18,420,750

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2007, one shareholder held approximately 32% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to NTI is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the each of the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and NTI. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or NTI, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	23339C 750
Fund Number	548

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS US Bond Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$56,575	$0	$0	$0
2006	$58,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008